UNITED STATES BANKRUPTCY COURT
                        V O L U N T A R Y P E T I T I O N

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|
                         | For the DISTRICT OF COLORADO
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|IN RE (Name of debtor, if individual, Last, First, Middle)
| USMX OF ALASKA, INC.

|NAME OF JOINT DEBTOR
(Spouse)(Last, First, Middle) |
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| ALL OTHER NAMES used by the debtor in the last 6 years
|Include married, maiden, and trade names)
|
| ALL OTHER NAMES used by the Joint debtor in the last 6 years
|(Include married, maiden, and trade names)|
|
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| SOC.SEC./TAX I.D. NO. (If more than one, state all)
  84-1294496

| SOC.SEC./TAX I.D. NO. (If more than one, state all)
|
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| STREET ADDRESS OF DEBTOR (No & street, city, st. & zip code)
| 1560 Broadway, Suite 880
| Denver, CO  80202
|
| STREET ADDRESS OF JOINT DEBTOR (No. & street, city, st. & zip code)
|
| COUNTY OF RESIDENCE OR PRINCIPAL PLACE OF BUSINESS  Denver
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| MAILING ADDRESS OF DEBTOR (If different from street  address)

| MAILING ADDRESSOF JOINT DEBTOR (If different from street address)
  Same as Above
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| LOCATION OF PRINCIPAL ASSETS OF BUSINESS DEBTOR
| (If different from address listed above)
|
| Interior Alaska:
| 320 NW of Anchorage

                             VENUE (Check one box)
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| X Debtor has been domiciled or has had a residence principal place
| of business, or principal assets in this District for 180 days
| immediately preceding the date of this petition or for a longer
| part of such 180 days than in any other District.
| There is a bankruptcy case concerning debtor's affiliate,
| general partner, or partnership pending in this District.
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| INFORMATION REGARDING DEBTOR (Check applicable boxes) |
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| TYPE OF DEBTOR
|     Individual                Corporation Publicly Held
|  __ Joint (Husband & Wife)  X Corporation Not Publicly Held
|  __ Partnership            __ Municipality
|  __ Other
| NATURE OF DEBT
|     Non-Business/Consumer   X Business - Complete A&B Below
|  A. TYPE OF BUSINESS (Check one)
|  __ Farming          __ Transportation  __ Commodity Broker
|  __ Professional      X Manufacturing/  __ Construction
|  __ Retail/Wholesale    Mining          __ Real Estate
|  __ Railroad         __ Stockbroker     __ Other Business
|  B. BRIEFLY DESCRIBE NATURE OF BUSINESS
|     Mining of gold in Alaska.
|
| CHAPTER OR SECTION OF BANKRUPTCY CODE UNDER WHICH THE PETITION
 | IS FILED (Check one box)
|     Chapter 7    X Chapter 11   __ Chapter 13
 |  __ Chapter 9   __ Chapter 12   __ Sec. 304 - Case Ancillary to

|                                               Foreign Processing
| FILING FEE (Check one box)
|   X Filing fee attached
|  __ Filing fee to be paid in installments. (Applic. to individuals |
|     only.) Must attach signed application for the court's consider-|
|     ation certifying that the debtor is unable to pay fee except   |
|     in installments.  Rule 1006(b). See Official Form No. 3.       |
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| NAME AND ADDRESS OF LAW FIRM OR ATTORNEY                           |
| LeBOEUF, LAMB, GREENE & MacRAE, L.L.P., 633 17th St., #2000        |
| Telephone No. (303) 291-2600            Denver, CO  80202          |

| ----------------------------------------------------------------------------
| | NAME(S) OF ATTORNEY(S) DESIGNATED TO REPRESENT DEBTOR |
| | (Print or Type Names) |
| | Carl A. Eklund |
| ----------------------------------------------------------------------------
| | __ Debtor is not represented by an attorney

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| STATISTICAL/ADMINISTRATIVE INFO. (USC ss.604) (Estimates only)
| (Check applicable boxes)|
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| X Debtor estimates that funds will be available for distribution to unsecured
creditors|| Debtor estimates that, after any exempt property is excluded and administrative | | expenses paid, there will be no funds available for distribution to unsecured creditors |
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| ESTIMATED NUMBER OF CREDITORS
|     1-15        16-49         50-99        100-199    200-299    1000-over
                                                X
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| ESTIMATED ASSETS (In thousands of dollars)
| Under 50   50-99   100-499   500-999  1000-9999  10,000-99,000  100,000-over
|                                                         X
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| ESTIMATED LIABILITIES (In thousands of dollars)
| Under 50   50-99   100-499   500-999  1000-9999  10,000-99,000  100,000-over
|                                                        X
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| EST. NO. OF EMPLOYEES - CH 11 & 12 ONLY
|     0       1-19      20-99       100-499       1000-over
                          X
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| EST. NO. OF EQUITY SECURITY HOLDERS - CH. 11 & 12 ONLY
|     0      1-19       20-99       100-499       1000-over
               X
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DN2 109434.1 89000 07174
5/21/98 11:23 am


|Name of Debtor USMX of Alaska, Inc.

Case No. __________________________________________

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                                 FILING OF PLAN
For Chapter 9, 11, 12 and 13 cases only.  Check appropriate box.

___ A copy of debtors proposed plan dated X Debtor intends to file a plan within the time allowed by statute, is attached rule or order of the court
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PRIOR  BANKRUPTCY  CASE FILED  WITHIN LAST 6 YEARS
(If more than one, attach additional sheet)
Location Where Filed                      Case Number          Date Filed
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PENDING BANKRUPTCY CASE FILED BY ANY SPOUSE, PARTNER, OR AFFILIATE OF THE
DEBTOR (If more than one,  attach  additional  sheet)
Name of Debtor                            Case Number          Date

Relationship                              District             Judge
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REQUEST FOR RELIEF

Debtor requests relief in accordance with the chapter of title 11, United States Code specified in this petition
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                                   SIGNATURES

ATTORNEY

X _______________________________________________  __________________________
  Signature                                                   Date
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                           INDIVIDUAL JOINT DEBTOR(S)

  I declare under penalty of perjury that the information provided in this petition is true and correct

X _______________________________________________ ____________________________
                                                                 Date

X _______________________________________________ ____________________________
                                                                 Date
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                        CORPORATE OR PARTNERSHIP DEBTOR

   I declare under penalty of perjury that the information provided in this petition is true and correct and that the filing of this petition on behalf of the debtor has been authorized

X ___________________________________________________
  Signature of Authorized Individual

X ___________________________________________________
  Print or Type Name of Authorized Individual

X ___________________________________________________
  Title of Individual Authorized by Debtor to File this Petition

  _______________________________________
  Date

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EXHIBIT   "A"  (To  be   completed   if   debtor  is  a corporation, requesting
 relief under Chapter 11.)
______ Exhibit "A" is attached and made part of this petition

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TO BE COMPLETED BY INDIVIDUAL CHAPTER 7 DEBTOR WITH PRIMARILY CONSUMER DEBTS
(See P.L. 98-353 ss. 322)

  I am aware that I may proceed under chapter 7, 11, or 12, or 13 of title 11, United States Code, understand the relief available under such chapter, and choose to proceed under chapter 7 of such title

  If I am represented by an attorney Exhibit B has been completed

X ________________________________________________   ________________________
  Signature of Debtor                                           Date

X ________________________________________________   ________________________
  Signature of Joint Debtor                                     Date
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EXHIBIT  "B"  (To be  completed by attorney for individual chapter 7 debtor(s)
with primarily consumer debts.)

I, the attorney for the debtor(s)named in the foregoing petition, declare that I have informed the debtor(s) that(he, she, or they) may proceed under chapter 7, 11, 12, or 13 of title 11, United States Code, and have explained the relief available under such chapter

X __________________________________________________  ________________________
  Signature of Attorney                                          Date
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